Exhibit 10.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[******]”

CONTRACT

계약서

CONTRACT No.: W20260330-004-01

계약번호: W20260330-004-01

DATE: May,13th,2026

계약체결일: 2026년 5월 13일

THE BUYER: EVOLUTION METALS LLC

(Wholly owned subsidiary of Evolutions Metals & Technologies Corp)

NASDAQ: EMAT

06651 Office 2F A01, 39, Banpo-daero 22-gil, Seocho-gu, Seoul, Republic of Korea

TEL：+82+(0)42-863-9913

매수인: 에볼루션메탈스 유한회사(EM LLC)

(에볼루션 메탈스 엔드 테크놀로지 코포레이션의 100% 자회사)

나스닥: EMAT

서울특별시 서초구 반포대로22길 39, 2층 에이01호(서초동, 우신1549빌딩)

전화번호: +82+(0)42-863-9913

THE SELLER:　ULVAC KOREA, Ltd.

5, Hansan-gil, Cheongbuk-eup, Pyeongtaek-si, Gyeonggi-Do, Korea 17792

TEL：+82-31-683-2922

매도인: 한국알박 주식회사(韓國알박 株式會社)

경기도 평택시 청북읍 한산길 5

전화번호: +82-31-683-2922

This Contract is made by and between the Buyer and the Seller; whereby the Buyer agrees to purchase, and the Seller agrees to sell the products (the “Products”) described below on the terms and conditions stipulated below:

본 계약은 매수인과 매도인 간에 체결되었고, 매수인은 아래에 기재된 물품(이하 “물품”)을 매수하고 매도인은 이를 판매하기로 하며, 그 조건은 이하에 규정된 내용에 따른다.

No.	PRODUCTS AND SPECIFICATIONS	QUANTITY	UNIT PRICE	TOTAL PRICE
1	Vacuum Induction Melting Furnace (50kg) Model : FVI-50-SC	2sets	KRW [*********]	KRW [**********]
	TOTAL			KRW [**********]
※ Include DDP Buyer destination Korea.
TOTAL CONTRACT PRICE: [************************] KRW Only

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[******]”

순번	물품 품명 및 사양	수량	단가	총액
1	진공 유도 용해로 (50kg) 모델명: FVI-50-SC	2세트	[************]원	[**********]원
	총액			[************]원
※ 본 가격은 매수인 지정 대한민국 DDP조건
총 계약금액: 금 [************************************] 정

＊Above furnace will be located in Republic of Korea.

上記装置の仕向国：韓国

상기 용해로의 수출 목적지는 대한민국임.

1）	Delivery term

The Seller shall be solely responsible for, and shall bear all costs associated with obtaining the required Export License (EL) within thirty (30) days of the execution of this Contract. Following confirmation of the order and the EL approved, the Seller shall deliver the products on a DDP buyer final destination basis by no later than November 30, 2026. Such delivery shall be made prior to completion of full installation and commissioning.

2）	Port of shipment

International seaport

3）	Packing

To be packed in new strong wooden cases/carton suitable for long distance sea transportation and well protected against dampness, moisture, shock, rust and other perils of international ocean shipment.

4）	Insurance（to final destination point in Korea）

The Seller shall, at its sole cost and expense, procure and maintain comprehensive inland, transit and marine cargo insurance covering the Products from the Seller’s facility through to final delivery.

5）	Performance Bond Insurance

The Seller shall, at the Buyer’s request, provide a performance guarantee insurance policy (from Seoul Guarantee Insurance Co., Ltd.) with an insured amount equivalent to the contract price to guarantee the delivery of the products under this Contract.

The insurance shall cover the scenario which the Seller fails to deliver the products notwithstanding the Buyer’s full payment of the contract price. The Seller shall submit the insurance policy to the Buyer without delay after taking out the insurance no later than twenty-four (24) hours from the date of the Contract.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[******]”

6）	Terms of Payment

A)	First Payment：	KRW [**********] on July 30, 2026.
B)	Second Payment:	KRW [**********] on August 30, 2026.
C)	Third Payment：	KRW [**********] within 5 days from shipment.
D)	Final Payment:	KRW [**********] within 30 days from destination arrival.

7）	Shipping Documents

A)	Commercial invoice

B)	Packing List

8)	Inspection and Delivery Management

A）	The Seller shall conduct equipment verification based on the content specified in the acceptance method attached as an appendix to this Contract, and perform FAT (Factory Acceptance Test) with the Buyer present.

B）	The Seller shall submit the following documents prior to or during the FAT:

・	Technical specifications

・	Acceptance criteria

・	Equipment drawings and general arrangement drawings

・	Testing report based on Acceptance method

・	On-site installation Inspection Test Plan (ITP)

C）	The On-site ITP and the delivery schedule under Free On Board (FOB) terms shall be determined through mutual consultation. Shipment shall not be carried out without such agreement.

D)	If the above documents are not submitted or approved, the Buyer may postpone shipment and payment schedule or deem the FAT unsuccessful.

9)	Warranty

The Products shall be free of defects. Troubles imputable to defect in material or workmanship during normal operation or handling within one year from the date of completion of full commissioning and commencement of normal operation at the Buyer’s site shall be promptly corrected by ULVAC free of charge.

This warranty, however, does not cover consumables, such as O-rings, pump oils, tester, etc. ULVAC is not liable for any secondary or consequential damages, namely compensation for product loss or opportunity loss by trouble of this system.

The Seller has good and marketable title to the Products, free and clear of all security interests, lien and encumbrances. Seller has, or will have, all valid authorization, consent, orders, filing and registration necessary to effectuate and perform the terms of this Contract.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[******]”

10)	Force Majeure

The Seller shall not be held responsible for delay in shipment or non-delivery of the Contract Products solely to the extent caused by war, fire, flood, typhoon or earthquake (a “Force Majeure Event”), provided that such Force Majeure Event is objectively beyond the reasonable control of the Seller, could not have been reasonably foreseen or prevented, and cannot be overcome by the Seller’s commercially reasonable efforts to mitigate the effect of such Events. The Seller shall advise the Buyer in writing immediately of a Force Majeure Event and within 14 days thereafter, the Seller shall send by air mail or e-mail to the Buyer a declaration letter issued by a competent government authority verifying such event. The delay caused by the Force Majeure event would not constitute a delivery delay. However, under such circumstances the Seller is still under the obligation to take all necessary measures to hasten the delivery of the Products. If a Force Majeure Event lasts for more than four weeks，the Buyers shall have the right to cancel this Contract upon written notice and in such event, no penalty shall be claimed by either party against the other and any advanced payment by the Buyer shall be fully returned to the Buyer via wire transfer within five (5) business days of such cancellation.

11)	Cancellation Clause

The Buyer shall have absolute right to terminate this Contract for its convenience, for any reason or no reason at any time prior to delivery upon written notice. The proportion of the cancellation charge of the contract shall be stipulated below.

Weeks from the date of receiving the advanced payment to the date of cancellation 支払い受取日からキャンセル期日までの期間 지급수취일로부터계약 해지일까지의 기간(단위: 주)	Percentage of total contract value 契約合計金額の割合 총 계약금액 대비 비율
1~4 weeks 1~4주	20%
5~16 weeks 5~16주	60%
17 weeks and over 17주 이상	100%

12)	Time is of the Essence

All acts to be performed under this Contract shall be performed timely, and each applicable provision shall be construed with time being of the essence and timely performance constituting a material term of this Contract.

13)	Penalty

Should the Seller fail to make delivery on time as stipulated in the Contract, with the exception of Force Majeure Events causes specified in Clause 10 of this Contract, the Buyer may in its sole discretion elect to postpone the delivery date as stipulated on Clause 1 on the condition that the Seller pays a penalty which shall be deducted by total contract value or any outstanding payments. The penalty rate is charged at 0.3% every day. The penalty, however, shall not exceed 10% of the total value of the Products involved in the delayed delivery.

14)	Governing Law and Arbitration

This Agreement shall be governed by laws of Republic of Korea without reference to conflict of laws principles. All disputes, controversies or differences which may arise between the parties hereto, out of or in relation to or in connection with this Agreement shall be finally settled by arbitration in Republic of Korea in accordance with the Commercial Arbitration Rules of The Korean Commercial Arbitration Board.

The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement, or any Individual Agreements or any transactions contemplated thereby.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[******]”

15)	Other terms

A. Controlling Language. This Contract is prepared in Korean. In the event of any conflict or inconsistency between the Korean language and the English or Japanese languages provided herein, the Korean language shall naturally and unconditionally prevail and take precedence in all respects.

B. No Waiver. Any waiver by a party of any provision of this Contract shall not operate as or be construed to be a waiver of any other provision of this Contract. The failure of a party to insist upon strict adherence to any term of this Contract on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Contract. No provision of this Contract may be waived or amended other than by a written agreement signed by the parties to this Contract. No custom or practice of the parties at variance with the terms hereof shall constitute a waiver by any party of its right to exercise any right, power or remedy available to it hereunder or any other right, power or remedy or to demand strict compliance with the terms of this Contract.

C. Amendments or Modification. Any amendment or modification of this Contract shall be in writing signed by t Buyer and Seller.

16)	Contract Document

The contract is made in two original copies, one to be held by the Seller and another to be held by the Buyer.

17)	Appendix

Appendix 1 ： Technical Specification

Appendix 2 ： Acceptance inspection Criteria

Appendix 3 ： END-USE CERTIFICATE

The Buyer	The Seller
EM LLC	ULVAC Korea Ltd
(Wholly owned subsidiary of EMAT)

/s/ Frank S.J Moon	/s/ Sung Soo Choi
Representative Name:	Representative Name:
Frank S.J Moon	Sung Soo Choi
Title: C.E.O	Title: C.E.O
Date: May 13, 2026	Date: May 13, 2026

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